Exhibit 99.2

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” November 2020

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Disclaimer 1 This presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Jaws Acquisition Corporation (“Jaws”) and Cano Health, LLC (“Cano” or the “Company”) . The information contained herein does not purport to be all - inclusive and none of Jaws, the Company or Credit Suisse Securities (USA) LLC nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision . The reader shall not rely upon any statement, representation or warranty made by any other person, firm or corporation (including, without limitation, Credit Suisse Securities (USA) LLC or any of its respective affiliates or control persons, officers, directors and employees) in making its investment or decision to invest in the Company . None of Jaws, the Company or Credit Suisse Securities (USA) LLC, nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of Jaws or the Company . Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s own internal estimates and research . In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions . Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source . This meeting and any information communicated at this meeting are strictly confidential and should not be discussed outside your organization . The financial information and data contained in this Presentation is either audited in accordance with private company auditing standards or is unaudited and, in each case, does not conform to Regulation S - X or Public Company Accounting Oversight Board ("PCAOB") standards . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement/prospectus to be filed with the SEC . In particular, this Presentation includes estimates of certain financial metrics of Cano had they been prepared in accordance with PCAOB standards and are based on Cano's historical financials that have been prepared in accordance with private company auditing standards . Cano's actual financial metrics when prepared and audited in accordance with PCAOB standards may differ from the financial metrics included in this Presentation, including with respect to revenue recognition and amortization of goodwill . Some of the financial information and data contained in this Presentation, such as EBITDA and Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . Jaws and Cano believe these non - GAAP measures of financial results provide useful information regarding certain financial and business trends relating to Cano's financial condition and results of operations . Cano's management uses these non - GAAP measures to compare Cano's performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes . Jaws and Cano believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Cano's financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . Jaws and Cano do not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Cano's financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results . You should review Cano's audited financial statements, which will be presented in the preliminary proxy statement/prospectus to be filed with the SEC, and not rely on any single financial measure to evaluate Cano's business . Forward - Looking Statements . Certain statements in this Presentation may be considered forward - looking statements . Forward - looking statements generally relate to future events or Jaws’ or the Company’s future financial or operating performance . For example, statements concerning the following include forward - looking statements : the growth of the Company’s business and its ability to realize expected results, including with respect to patient membership, revenue and earnings ; the viability of its growth strategy, including with respect to entry into new markets, consummation of acquisitions and direct contracting opportunities ; trends and developments in the healthcare industry, including with respect to U . S . healthcare laws and regulations, health plans and payers and the Company’s relationships with such plans and payers ; the impact of the COVID - 19 pandemic ; the advantages and potential of its health management platform and tools ; its visibility into future financial performance ; its total addressable market ; and the timing, structure and use of proceeds of the Business Combination . In some cases, you can identify forward - looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by Jaws and its management, and the Company and its management, as the case may be, are inherently uncertain . New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties . Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in Jaws’ final prospectus relating to its initial public offering, dated May 13 , 2020 , and other filings with the Securities and Exchange Commission (SEC), as well as factors associated with companies, such as the Company, that are engaged in the healthcare industry, including the impact of the COVID - 19 pandemic ; competition in the healthcare industry ; inability to recruit or retain a sufficient number of patients or physicians and other employees ; changes to federal and state healthcare laws and regulations ; changes to reimbursement rates ; overall business and economic conditions affecting the healthcare industry, including conditions pertaining to health plans and payers ; failure to develop new technology and products ; and security breaches, loss of data or other disruptions . Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein . Neither Jaws nor the Company undertakes any duty to update these forward - looking statements . This Presentation contains certain financial forecast information of Cano . Such financial forecast information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties . See "Forward - Looking Statements" above . Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved .

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Disclaimer (Cont’d) 2 This Presentation also includes certain projections of non - GAAP financial measures . Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort . Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward - looking non - GAAP financial measures is included . Additional Information . In connection with the proposed Business Combination, Jaws intends to file with the SEC a registration statement on Form S - 4 containing a preliminary proxy statement/prospectus of Jaws, and after the registration statement is declared effective, Jaws will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders . This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination . Jaws’ shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, Jaws and the Business Combination . When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of Jaws as of a record date to be established for voting on the proposed Business Combination . Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www . sec . gov, or by directing a request to : Jaws Acquisition Corporation, 1601 Washington Avenue, Suite 800 , Miami Beach, Florida, 33139 . Participants in the Solicitation . Jaws, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Jaws’ shareholders with respect to the proposed Business Combination . A list of the names of Jaws’ directors and executive officers and a description of their interests in Jaws is contained in Jaws’ final prospectus relating to its initial public offering, dated May 13 , 2020 , which was filed with the SEC and is available free of charge at the SEC’s web site at www . sec . gov, or by directing a request to Jaws Acquisition Corporation, 1601 Washington Avenue, Suite 800 , Miami Beach, Florida, 33139 . Additional information regarding the interests of the participants in the solicitation of proxies from Jaws’ shareholders with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination when available . No Offer or Solicitation . This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended, and otherwise in accordance with applicable law . Jaws Acquisition Corp . has retained KPMG among other third - party advisors, to conduct a quality of earnings analysis and perform due diligence on internal controls, IT, IPO readiness and tax . Additionally, Kirkland & Ellis have been retained for legal due diligence . Both of these work - streams are ongoing .

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Today’s Presenters 3 Founder and Chairman Jaws Acquisition Corp . Barry Sternlicht Founder and Chief Executive Officer Cano Health Dr. Marlow Hernandez Founder and Chief Executive Officer Jaws Acquisition Corp. Joseph Dowling

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Jaws Investment Thesis 4 Source: CMS , Kaiser Family Foundation, L.E.K. 1. Based on HCPLAN projections as of 2020 Cano's Mission: Provide high quality healthcare to underserved seniors • Strongly resonates with Jaws founders Large and Growing Market: $ 270 billion Medicare Advantage market growing 14% annually • Shift to value - based Medicare Advantage 30%+ potential annual growth in segment (1) Exceptional Management: Highly experienced, proven team led by Dr. Marlow Hernandez Proprietary population health platform combines • Clinical excellence: Lower mortality, fewer hospital stays and ER visits • Operational excellence: Track record of successful de novo growth and smooth acquisition integration Superior high growth and scalable business model accelerated by Humana relationship Going public will further accelerate growth and capture first - mover advantage for value - based care in new geographies

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Enterprise Value $4.4 billion $13.3 billion $4.5 billion Value - Based Payment Model x x Operating Model Flexible (Clinic/MSO) Clinic Only Clinic Only Growth Strategy De Novo, Acquisition & MSO De Novo De Novo Markets 14 16 12 Owned Medical Centers 71 67 96 Members (1) 102,747 89,500 475,000 2021E Gross Revenue $1,453 million $1,196 million (2) $435 million (2) ‘17 - ’20E Revenue CAGR 84% 66% (2) 24% (2) MA Clinic Medical Loss Ratio 61% (3) 72% (4) N/A Total Medical Loss Ratio 69% (5) 72% (4) N/A 2021E EBITDA $83 million ($88 million) (2) ($23 million) (2) Cano Health is Differentiated vs. Primary Care Peers 5 Source: Company Websites, Company Filings, FactSet as of 11/9/2020 1. Based on 9/30/20 membership for Cano and Oak Street and 6/30/20 membership for One Medical 2. Based on Wall Street research consensus from FactSet as of 11/9/2020 3. Represents Cano’s ratio of third - party medical expenses to capitated revenue during 1H 2020 for Medicare Advantage members at Ca no’s owned medical centers (comparable to Oak Street) 4. Represents Oak Street’s ratio of medical claims expenses to capitated revenue for the 9/30/20 LTM period 5. Ratio of third - party medical expenses to total capitated Clinic and MSO revenue during 1H 2020. Excludes FFS, pharmacy and other reven ue with no associated third - party medical expenses. Cano's total third - party medical expenses include payments to its affiliated primary care physicians (MSO), overstating the MLR relative to Oak Street (n o MSO )

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5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Founder - Led, Experienced Leadership Team 7 Dr. Marlow Hernandez Founder , CEO Steven Haft Chief Financial Officer Dr. Richard Aguilar Chief Clinical Officer Pedro Cordero SVP, Finance & Population Health Dr. John McGoohan Chief Strategy Officer Barbara Ferreiro Chief Marketing Officer Gina Portilla President, Cano Medical Centers David Armstrong General Counsel and Chief Compliance Officer Bob Camerlinck President, Healthy Partners Medical Centers and MSO Jennifer Fernandez Chief People Officer Dr. Merlin Osorio VP, Care Management Greidys Maleta President Coding, Billing & Credentialing Comfort Health Summit Health Plans Complete Medical Billing Services

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” The Cano Health Value - Based Care Delivery Platform 8 1. Based on 2017A – LTM 6/30/20 gross revenue CAGR 2. Based on Humana and CarePlus HEDIS reports 3. Based on Cano Health’s 302 ER visits per thousand patients for June YTD 2020 as compared to the Medicare benchmark of 1,091 4. Based on membership weighted average score for YTD July 2020 $1.5bn 2021E G ross revenue $83mm 2021E Adj. EBITDA 70 Net Promoter Score (4) # 1 Quality ranking from multiple Medicare & Medicaid Plans (2) 73% Historical revenue CAGR (1) 72% R eduction in emergency room visits (3) Primary care-centric, technology - powered healthcare delivery and population health platform Providing value - based care for ~ 103,000 members across 14 markets through a network of 564 physicians Focus on Medicare Advantage beneficiaries where we can make the greatest impact Utilizing CanoPanorama technology platform to drive superior clinical results at lower costs #1 Fastest Growing Healthcare Company in America in 2019 # 6 Fastest Growing Healthcare Company in America in 2020

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Highly Scalable Geographic Footprint 9 Rapidly expanding across multiple markets 1.6 million annual patient encounters (1) ~103,000 members Current and n ear - term markets Future expansion Current markets Near - term markets 2017 2018 2019 9/30/2020 2023E Markets 2 3 7 14 40+ Medical centers (3) 9 19 35 71 ~225 Members (4) 13,685 25,010 41,518 102,747 ~300,000 1. Run - rate encounters based on last 3 months and projections for the next 9 months 2. Based on Medicare Advantage market share in Cano’s Florida markets as of June 2020 3. Refers to owned medical centers 4. Membership as of period end Focus on underserved and dual - eligible markets ~6% penetration in existing markets (2)

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Significant Challenges Facing the Healthcare System Today 10 Poor primary care access and experience Lack of longitudinal engagement and care coordination for patients Data not used to effectively drive decision - making ~$850 billion wasted healthcare spending annually Physicians not properly incentivized (fee - for - service vs. value - based care) 63% of referring physicians are dissatisfied with the referral process 70% of specialists rate background information from referrals as fair or poor Preventative health services used at ~55% of the recommended rate 18 million avoidable visits to US emergency rooms US OECD Avg. ~6% 14% (% spending on Primary Care) Source: 2019 Patient - Centered Primary Care Collaborative Report, 2019 UnitedHealth Study “The High Cost of Avoidable Hospital Emergency Depar tment Visits”, New England Journal of Medicine Report “The Quality of Health Care Delivered to Adults in the United States”, Tanielian, T L et al. “Assessing the Communication Interface Between Psychiatry an d P rimary care”, Gandhi, T K et al. “Communication Breakdown in the Outpatient Referral Process ”, British Medical Journal 28% Americans with 2+ chronic conditions (vs. 18% OECD average) Industry Challenges Key Statistics

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Primary Care is Uniquely Positioned to Address These Issues 11 Primary Care Directly Influences Over $2 Trillion of Downstream Healthcare Spend Hospital Admissions Specialist Visits Home Care Surgical Procedures Pharma Ancillary Services x PCPs sit at the top of the funnel x Average PCP treats $500k of spend, but influences $10 million of spend (1) However, most PCPs do NOT: • Invest in preventative medicine to proactively manage risk • Apply population health strategies to influence downstream care • Actively participate in care coordination Primary Care Physicians (“PCPs”) 1. Mostashari , F., Sanghavi, D., McClellan, M. (2014). Health Reform and Physician - Led Accountable Care. JAMA. 2014;311(18): 1855 – 1856. Based on a primary care physician who has ~2,000 patients, each of whom annually accounts for $5,000 in health care spending

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Cano Health Addresses the Fastest Growing Market in Healthcare 12 $270 $590 $530 $660 ~$ 800 ~$ 1,250 2019 2025 +8% Overall CAGR Medicare Advantage (MA) Traditional Medicare 10,000 seniors aging into Medicare every day MA penetration projected to grow from 36% in 2020 to 50% in 2025 MA offers superior member benefits at lower overall costs MA has political support on both sides of the aisle +14% MA CAGR Source: CMS, Kaiser Family Foundation, LEK, US Census Medicare TAM projected to grow by $1+ billion each week Medicare Spending ($ billions)

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” ~30% ~70 % Rapid Shift to Value - Based Care in Medicare Advantage Traditional Payment Models Cano is Accelerating the Shift to Value - Based Care MA value - based MA n on - value based Source: Kaiser Family Foundation, HCPLAN 13 Significant opportunity to increase value - based care penetration 2020 Medicare Advantage Enrollees x Aligns incentives of providers, payers and patients x Drives better care and superior patient experiences x Providers achieve profitability by improving member health • Providers paid based on the amount of healthcare services they deliver • Incentivizes volume rather than quality • Less focus on preventive care and care coordination • More expensive for payers and patients 24.1 million

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Our Vision is to b e America’s Primary Care for Seniors 14 Cano Health Quadruple Goal 1. Based on Humana and CarePlus HEDIS reports 2. Based on Cano Health’s 302 ER visits per thousand patients for June YTD 2020 as compared to the Medicare benchmark of 1,091 3. Based on membership weighted average score for YTD July 2020 4. Based on 1H 2020, with growth calculated as compared to 6/30/19 Form Lifelong Bonds with Members 62% Organic net member growth (4) Provide Patients with a Superior Experience 70 Net Promoter Score (3) Deliver High - Quality Care #1 Quality ranking from multiple Medicare and Medicaid plans (1) Reduce Costs through Proactive Engagement and Care Management 72% Reduction in emergency room visits (2)

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Providers State - of - the - art medical centers, same or next day appointments and integrated virtual care Focus on care coordination and social determinants of health to provide personalized care Improved health outcomes and patient experience at no additional cost Proven track record of high quality ratings increases premiums paid to health plans Vital component of primary care delivery driving membership growth Globally capitated and highly professionalized value - based provider group operating at scale CanoPanorama synthesizes actionable insight at the point of care Multi - disciplinary team available to support physicians so they can focus on treating patients Compensation aligned with patient outcomes Cano Health Delivers Value to Patients , Providers and Payers Patients Payers 15

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 16 : Expands Access to Actionable Information Patient Primary Care Provider Medical Records Specialists Pharmacy Behavioral Health Skilled Nurse Provider Hospital (Inpatient / Outpatient) Long - term Services & Support 360 ƒ view enables better decisions and fewer gaps in care

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 17 : Enables Highly Personalized Member Experience Patient Cano Employee Physician Medical Center Services Disease Management Personalized Care Plan Wellness Programs Cano Life Complex Care Management Cano - At - Home Ancillary Care 24/7 Urgency Line Provider Support Rx Drug Delivery Member Engagement Transportation Population Health Platform

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” : Proprietary Technology for Value - Based Care Near real - time data provisioning across the platform Data warehouses afford high degree of visibility into patient cohorts Dynamic risk stratification using third party and historical encounter data Data Ingestion, Aggregation and Analytics Decision Support & Cohort Management Care Coordination Sophisticated algorithms trigger actions across all clinical functions End - to - end coordination across all patient touch points Comprehensive electronic auditing and quality control mechanisms Targeted clinical recommendations based on clinician input and ascribed statistical models Robust suite of proprietary templates, workflows, and alert mechanisms Track provider performance and adherence to standards 18

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Medicare National Avg. Cano Medicare National Avg. Cano Medicare National Avg. Cano 19 Delivering Superior Results for Patients Source: CMS; Avalere Health Medicare Advantage vs. Fee - for - Service Medicare population; Journal of Health Care Organization report 1. Based on Cano Health’s 1.75% mortality rate for patients in clinic model for June YTD 2020 as compared to the Medicare FFS benchmark of 4.3% 2. Based on Cano Health’s 145 hospital admissions per thousand patients for June YTD 2020 as compared to the Medicare benchmark of 370 3. Based on Cano Health’s 302 ER visits per thousand patients for June YTD 2020 as compared to the Medicare benchmark of 1,091 4. National average HEDIS score is 4.06 out of 5.00 Mortality Rate (1) Hospital Admits /1000 (2) ER Visits / 1000 (3) 4.3 0% 1.75% 370 145 1,091 302 4.7 out of 5.0 HEDIS Quality Score (4)

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Cano Health is a Preferred Partner of Multiple Health Plans 20 Cano Health is a top provider by quality for Humana, United and Anthem

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Humana Partnership 21 Humana Supporting Growth in New Markets Las Vegas San Antonio El Paso Corpus Christi Fresno Los Angeles ~55,700 Current Humana members served by Cano 14% Better than 5 - star NCQA benchmark in controlling high blood pressure 27% Better than 5 - star NCQA benchmark in Diabetes Treatment Represents $100+ million Potential commitment to Cano growth from 2020 through 2024 Roadmap to 50 (1) Humana - funded centers by 2024 Cano is Humana’s largest and highest quality primary care provider in its largest MA state, Florida Source: CarePlus (Humana) report from 2019 1. The first 15 centers are committed, with 35 additional intended; timing and exact locations to be determined jointly by Humana an d C ano

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 22 Resilient Business Model Throughout COVID - 19 Recurring contracted revenue model expected to be resilient through pandemics and highly predictable through all economic cycles Cano remained open for patients throughout the pandemic Cano leveraged its telehealth capabilities, Cano - at - Home program, 24/7 urgency line and pharmacy home delivery Highly adaptable CanoPanorama creates competitive advantage Cano has continued to outperform, maintaining high NPS levels and patient encounters 1. Based on data from March 23, 2020 to July 31, 2020 2. Based on weekly average from April 13, 2020 to April 17, 2020 3. Based on study conducted by Cano comparing its managed care patients with an age and gender matched mirror group from April 1 , 2 020 to May 31, 2020 +150,000 Completed using CanoPanorama (~ 1,500/day) 95% Televisits as a % of Total PCP Visits during peak Increased Engagement Via Televisits 60% Lower For Cano’s managed care patients compared to Florida’s population matched with respect to age / gender COVID - 19 Mortality Rate 5% Beat (+$2 million) Versus Adjusted EBITDA budget for February to August period Exceptional Financial Performance (1) (2) (3)

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5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Multi - Pronged Strategy to Drive Growth and Create Value 24 Enter New Markets 12 new markets since 2017 Flexible center vs. MSO growth model Cano - funded and payer - funded growth Execute on Acquisitions Successful acquisition and integration track record Pipeline of over 100 targets Drive Organic Growth Consistent 40%+ organic growth ~50% current center capacity (1) 15 - 20+ de novos annually Roll Out Direct Contracting Opportunity Approved as a Direct Contracting Entity (“DCE”) by CMS, beginning April 1, 2021 Shifts traditional Medicare patients to value - based care Triples Cano’s addressable market 1. Based on South Florida center capacity

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 13,009 19,534 34,755 45,656 676 5,476 6,763 54,873 13,685 25,010 41,518 100,529 12/17 12/18 12/19 6/20 25 Proven Track Record of Organic Growth Organic Growth: 43% 39% 62% (1) Total Growth: 83% 66% 256% (1) 1. Calculated as compared to 6/30/19, factoring in acquired members in CY 2019 2. Membership as of period end Acquisition Organic Consistent 40%+ organic growth supplemented by highly accretive acquisition strategy Membership Growth (2)

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 26 Tailored Market Entry Strategy Flexible Center Design Adjust to local market needs Range from 7,000 to 20,000 square feet Includes ancillary services Member Engagement Targeted multi - channel marketing Community outreach Mobile C linics expand reach Multi - pronged approach to buy, build or manage in new markets Identify Right Location MA population density Underserved demographics Leverage payer relationships Highly visible and accessible locations Brand development pre - entry San Antonio dual eligible heat map

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Highly Flexible Business Model 27 Clinic Model Managed Service Organization Model Physicians 167 providers in 71 centers 472 physicians in 442 centers Revenue Model Per member per month capitated payment Savings from reduced medical expenses and improved outcomes fully attribute to Cano Per member per month administrative fee paid to Cano Cano partially participates in savings from improved outcomes Cost of Growth ~$0.6 - $1.5 million per clinic Minimal Adj. EBITDA Mix (1) 82% 18% Commentary Value - based care Best opportunity to drive outcomes Full - service medical centers Capital efficient Adds scale and influence with payers Embedded acquisition pipeline Cano is supplementing its growth with a capital efficient MSO strategy 1. Represents Adj. EBITDA before corporate overhead from June through August 2020

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” History of Successful Acquisitions with Deep Pipeline 28 Market Florida South Florida Date 06/01/2020 09/01/2019 Key Highlights One of Florida’s largest independent primary care providers Fully integrated in 3 months 25% annualized member growth in first 3 months post - close Cano expanding ancillary services to further improve profitability and growth 4 medical and wellness centers and one pharmacy with ~4,900 members Fully integrated in 4 months 40% EBITDA growth 1 year post - close, driven in large part by reducing MLR Successful acquisition and integration track record Pipeline of over 100 targets Highly fragmented industry Track Record of Accelerating Growth and Realizing Synergies Post - acquisition

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Direct Contracting Meaningfully Expands Our Addressable Market 29 34% 66% Medicare Advantage Original Medicare $800 Billion Direct Contracting Triples Addressable Market Now April Value - based care contracting only available through Medicare Advantage Original Medicare (64% of Medicare eligibles) predominantly a fee - for - service payment model ~7,000 lives already contracted, expecting to grow to 15,000+ by end of April 2021 (1) CMS offering MA - like value - based contracting to Original Medicare members for first time Triples addressable market opportunity for Cano Opportunity to leverage technology - empowered care model across all Medicare eligibles in economic structure similar to Medicare Advantage Cano Health is one of a select number of provider groups chosen by CMS to be a DCE 1. Contracted members not included in current membership count of 102,747 as of September 30, 2020

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5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 13,685 25,010 41,518 68,963 31,566 13,685 25,010 41,518 100,529 12/31/17 12/31/18 12/31/19 6/30/20 Healthy Partners (acquired 6/1/2020) Cano Health’s Growth Has Been Explosive Membership (1) 31 Note: Cano financial information shown above is unaudited, does not conform to Regulation S - X or PCAOB standards and includes estimates of certain financial metrics adjusted to reflect PCAOB standards, and such information may not be included , may be adjusted or may be presented differently in filings made with the SEC 1. Membership as of period end 122% CAGR $130 $235 $365 $513 2017 2018 2019 LTM 6/30/20 $12 $15 $25 $43 2017 2018 2019 LTM 6/30/20 Gross Revenue Adj . EBITDA 66% CAGR ($ in millions) ($ in millions) 73% CAGR 91% CAGR

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 109,216 159,508 232,646 299,346 2020E 2021E 2022E 2023E Cano Health Poised To Continue Growth Momentum ($ in millions) Projected Membership (1) 32 1. Membership as of period end $812 $1,453 $2,227 $3,079 2020E 2021E 2022E 2023E 56% CAGR 40% CAGR Projected Gross Revenue

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” $133 $165 $78 $265 $812 $945 $1,453 2020E (+) Full-Year Impact of 2020 Acquisitions 2020PF (+) Growth in Existing Centers (+) De Novo Ramp (+) 2021E Acquisitions 2021E Strong Visibility into 2020 and 2021 Financials ($ in millions) 33 Cano’s subscription model and contracted growth initiatives provide significant visibility and confidence in near - term trajectory 1. Includes pro forma impact of all 2020 acquisitions 2. Includes revenue growth from 2020 and 2021 de novos (1) 2020E – 2021E Gross Revenue Bridge (2)

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Financial Summary 34 Note: Cano financial information shown above is unaudited, does not conform to Regulation S - X or PCAOB standards and includes es timates of certain financial metrics adjusted to reflect PCAOB standards , and such information may not be included, may be adjusted or may be presented differently in filings made with the SEC 1. Membership as of period end 2. Operating expenses adjusted to exclude the impact from non - recurring expenses (fees paid to prior owner , deferred purchase price expenses, transaction related expenses, pre - opening de novo losses) and non - cash stock - based compensation expense LTM CAGR ($ in millions, members in thousands) 2017 2018 20196/30/2020 2020E 2021E 2022E 2023E Total members (1) 14 25 42 101 109 160 233 299 Gross revenue $130 $235 $365 $513 $812 $1,453 $2,227 $3,079 YoY (%) 81% 55% 78% 122% 79% 53% 38% Third party medical expenses 79 158 241 330 550 1,028 1,617 2,250 Operating expenses (2) 39 62 100 140 198 342 491 657 Adjusted EBITDA $12 $15 $25 $43 $64 $83 $119 $172 YoY (%) 28% 59% 139% 161% 31% 43% 44%

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” 100% 24% (61%) (11%) (2%) (2%) Capitated gross revenue Third-party Medical Expenses Center expenses Sales & Marketing Corporate expenses Adjusted EBITDA Highly Attractive Mature MA Clinic Unit Economics 35 Note: Analysis is intended to be illustrative for Medicare Advantage medical center membership at matu re clinics (defined as 85% capacity utilization). Excludes contribution from MSO business and Medicaid members. Also excludes FFS , pharmacy and other revenues where there are no third - party medical expenses (As % of gross revenue)

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Conclusion 36 Large Medicare Advantage market growing 14%+ per year, with faster growth in value - based segment High quality healthcare for underserved seniors V alue - based care model rewards quality and elimination of unnecessary spending Enabled by CanoPanorama, a unique population health management platform Exceptional management team with strong clinical and operational expertise Longer term Medicare DCE opportunity

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5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Transaction Overview 38 Cano Health (“Cano”), a nationally - recognized and leading value - based care delivery platform, expects to enter into a definitive agreement to merge with Jaws Acquisition Corp. (“Jaws”) Implied post - money enterprise value of $4.4 billion Transaction to be funded through a combination of Jaws’ $690 million of cash in trust and $800 million of committed PIPE financing Net proceeds used to pay down debt, fund cash to balance sheet for growth initiatives, cash consideration to selling shareholders and for general corporate purposes Current shareholders of Cano expected to maintain 65% pro forma ownership Closing expected end of Q1 / early Q2 2021

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Pro Forma Capitalization and Ownership 39 1. Total pro forma shares outstanding include 303.2 million rollover equity shares, 69.0 million for Jaws public investors, 80.0 mi llion shares from PIPE, and 17.3 million SPAC sponsor shares. Assumes no redemptions, no management awards. and does not include impact of dilution from 23.0 million public warrants and 1 0.5 million private warrants Estimated Transaction Sources & Uses (1) Post - Money Valuation at Close Illustrative Post - Transaction Ownership (1) ($ in millions) ($ in millions) 65% 15% 17% 4% Existing Cano shareholders Jaws shareholders PIPE Jaws sponsor PF Transaction Cano Health Illustrative Share Price $10.00 PF Shares Outstanding (1) 469.5 Total Equity Value $4,695 (+) Debt at Close $279 ( – ) Cash at Close (535) PF Enterprise Value $4,439 PF EV / 21E Revenue ($1,453) 3.1x PF EV / 23E Revenue ($3,079) 1.4x Sources Cash from Jaws Acquisition Corp. $690 Cash from PIPE (incl. $50M from Jaws sponsor) 800 Total cash sources $1,490 Uses Cash to existing shareholders $465 Cash to balance sheet 535 Cash to repay existing debt 400 Estimated transaction expenses 90 Total cash uses $1,490

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Enterprise Value $4.4 billion $13.3 billion $4.5 billion Value - Based Payment Model x x Operating Model Flexible (Clinic/MSO) Clinic Only Clinic Only Growth Strategy De Novo, Acquisition & MSO De Novo De Novo Markets 14 16 12 Owned Medical Centers 71 67 96 Members (1) 102,747 89,500 475,000 2021E Gross Revenue $1,453 million $1,196 million (2) $435 million (2) ‘17 - ’20E Revenue CAGR 84% 66% (2) 24% (2) MA Clinic Medical Loss Ratio 61% (3) 72% (4) N/A Total Medical Loss Ratio 69% (5) 72% (4) N/A 2021E EBITDA $83 million ($88 million) (2) ($23 million) (2) Cano Health is Differentiated vs. Primary Care Peers 40 Source: Company Websites, Company Filings, FactSet as of 11/9/2020 1. Based on 9/30/20 membership for Cano and Oak Street and 6/30/20 membership for One Medical 2. Based on Wall Street research consensus from FactSet as of 11/9/2020 3. Represents Cano’s ratio of third - party medical expenses to capitated revenue during 1H 2020 for Medicare Advantage members at Ca no’s owned medical centers (comparable to Oak Street) 4. Represents Oak Street’s ratio of medical claims expenses to capitated revenue for the 9/30/20 LTM period 5. Ratio of third - party medical expenses to total capitated Clinic and MSO revenue during 1H 2020. Excludes FFS, pharmacy and other reven ue with no associated third - party medical expenses. Cano's total third - party medical expenses include payments to its affiliated primary care physicians (MSO), overstating the MLR relative to Oak Street (n o MSO )

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5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Business Mix Provides Both Diversity and Stability 42 71% 19% 10% Medicare Medicaid ACA Business Mix by Funding Source 54% 10% 15% 5% 15% Humana FL Blue ACA Anthem United Other Business Mix by Payer 102,747 members 102,747 members Note: Based on membership excluding fee for service patients as of September 30, 2020

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” Adjusted EBITDA Reconciliation 43 A B C D E F a) Represents transaction fees paid to current majority owner under current management agreements, which will be terminated upon going public b) Represents non - cash compensation charges c) Includes one - time legal fees, IT expenses, severance, and various other non - recurring items d) Represents accruals and change in fair value for deferred purchase considerations to be paid to prior owners of acquired businesses e) Represents legal and professional fees related to historical acquisitions and debt financings f) Represents de novo losses incurred prior to opening g) Represents pre - acquisition EBITDA from completed acquisitions, in the year that businesses were acquired A B C E F D G G Note: Cano financial information shown above is unaudited, does not conform to Regulation S - X or PCAOB standards and includes es timates of certain financial metrics adjusted to reflect PCAOB standards, and such information may not be included, may be adjusted or may be presented differently in filings made with the SEC LTM ($ in millions) 2017 2018 20196/30/2020 Net Income $0.3 ($5.1) ($32.9) ($48.6) Depreciation & amortization 5.5 9.5 17.1 24.0 Interest expense 2.6 5.1 9.9 15.2 Taxes 0.0 0.0 0.0 0.0 Fees paid to current owner 1.1 0.8 3.9 9.1 Stock-based compensation 0.0 0.3 0.1 0.1 Non-recurring expenses 0.0 0.6 1.8 3.4 Deferred purchase price expense 0.0 0.6 14.8 15.6 One-time transaction expenses 2.1 2.7 6.9 22.7 De novo pre-opening losses 0.0 0.9 2.9 1.7 Adjusted EBITDA $11.6 $15.5 $24.5 $43.1 Acquired EBITDA (PF in year of acquisition) 0.0 0.0 12.3 36.0 Pro Forma Adjusted EBITDA $11.6 $15.5 $36.8 $79.1

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” ▪ Established in 1966, Medicare is the federally funded healthcare insurance program that covers seniors aged 65 and older, as well as certain disabled persons (“Medicare Beneficiaries”) − On average, Medicare covers over half (~60%) of an enrollee's health costs; enrollees must then cover the remaining approved charges either with supplemental insurance or out - of - pocket − Out - of - pocket costs vary depending on the amount of care an enrollee needs and may include uncovered services such as long - term, dental, hearing and vision care ▪ Medicare's program is divided into several parts that pay separately for institutional, professional and pharmacy services − Part A: Covers inpatient care in hospitals, skilled nursing facility, hospice and home health − Part B: Covers medically necessary physician services to diagnose / treat medical conditions − Part C: Refers to Medicare Advantage (“MA”) plans − Part D: Prescription drugs (available through private plans) ▪ Since the 1970s, Medicare Beneficiaries have had the option to receive their Medicare benefits through private health plans as an alternative to “Original Medicare” Parts A and B (traditional fee - for - services) ▪ Benefits received under MA must be at least equivalent to traditional Medicare Fee for Services (“FFS”) ▪ Medicare eligible members choose their MA plans during defined windows − Annual Enrollment Period (“AEP”) is an 8 week period from October 15th through December 7th where consumers can sign up for MA plans − Open Enrollment Period (“OEP”) is a six month period from the beginning of a consumer's Medicare eligibility Medicare Advantage: The Basics 44

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” ▪ Capitation : A method of paying for health care services under which providers receive a set payment for each person or “covered life” instead of receiving payment based on the number of services provided or the costs of the services rendered ▪ Direct Contracting Entity : A legal entity chosen by CMS to participate in Direct Contracting , a new CMS program offering Medicare Advantage - like value - based contracting to Original Medicare members ▪ Dual Eligible : A Medicare beneficiary that also qualifies (due to low - income status) for Medicaid coverage ▪ Fee - For - Service : A traditional method of paying for medical services under which providers are paid for each service separately ▪ HEDIS (Healthcare Effectiveness Data and Information Set) : A tool used by health plans to measure performance on important dimensions of care and service ▪ HMO (Health Maintenance Organization) : A managed care policy where covered members are required to use only the providers in the network and there is significantly higher cost share if members use providers outside of the network. Members are also assigned primary care physicians (PCP) who coordinates the members’ overall care and issues referrals for specialized care that they do not provide ▪ IBNR (Incurred But Not Reported) : Estimates of future medical claims that have been incurred by the patient but for which the provider has not yet billed ▪ IPA (Independent Practice Association) : An association of independent physicians that contracts with independent physicians, and provides services to managed care organizations Glossary of Key Terms 45

5.00 4.00 3.08 4.35 5.0 Text box margins 4 x 0.05” ▪ MLR (Medical Loss Ratio) : Ratio of the proportion of gross revenues spent on medical care for patients ▪ MRA ( Medicare Risk Adjustment) : Payment methodology used by CMS to adjust health plan payments based on the enrollee health status and demographic characteristics ▪ MSO (Managed Service Organization) : An organization owned by a group of physicians, a physician hospital joint venture, or investors in conjunction with physicians that provide practice management and administrative support services to individual physicians and group practices ▪ Panel : Number of unique patients for which a provider is responsible ▪ PMPM (Per Member Per Month) : Dollar amount paid to a provider each month for each person for whom the provider is responsible for providing services ▪ Risk Score : Used by CMS to adjust payments and bids based on the health status and demographic characteristics of an enrollee ▪ Star Ratings : A payment reform program for which health care services organizations receive a performance rating. Currently, only the Medicare Advantage program’s rates are adjusted for Stars performance, the other sectors with stars ratings are meant more as a way for a consumer to judge provider quality ▪ Value - Based Care: As defined by CMS, value - based care is paying for health care services in a manner that directly links performance on cost, quality and the patient's experience of care Glossary of Key Terms (cont’d) 46